Exhibit 99.2

KAYNEBDC.COM KAYNE ANDERSON BDC, INC. EARNINGS PRESENTATION Second Quarter 2025

2 Disclaimer and Forward - Looking Statement This presentation may contain “forward - looking statements” that involve substantial risks and uncertainties . Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon . These forward - looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Kayne Anderson BDC, Inc . (“KBDC”), its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions . Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward - looking statements . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond KBDC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements including, without limitation, the risks, uncertainties and other factors identified in KBDC’s filings with the SEC . All forward - looking statements speak only as of the date of this presentation . KBDC does not undertake any obligation to update or revise any forward - looking statements or any other information contained herein, except as required by applicable law .

EXECUTIVE SUMMARY

Executive Summary
Quarterly Highlights

Financial Results	» Net investment income per share: $0.40 » Net asset value per share: $16.37 » Annualized ROE: 9.8% on net investment income » 2Q'25 dividend per share: $0.40 regular and $0.10 special » Annualized regular dividend yield of ~9.8%[(1)]
Portfolio	» Total fair value was approximately $2.2 billion invested in 114 companies » Weighted average yield at amortized cost of debt investments was 10.4%[(2)] » 98% first-lien portfolio » Weighted average and median EBITDA of borrowers of $60.4 million[(3)(4)] and $33.7 million[(3)(4)], respectively » Average position size of 0.9% with 10 largest positions representing 17.8% of the portfolio[(5)] » 1.6% of investments (based on fair value) on non-accrual
Balance Sheet & Liquidity	» Outstanding debt balance was $1,054.0 million; quarter-end debt-to-equity ratio was 0.91x » Total liquidity of $390.4 million, including cash of $44.4 million and undrawn committed debt capacity of $346.0 million » $100 million Share Repurchase Plan: Repurchased 561,983 shares / $8.8 million for the three months ended June 30, 2025
Recent Events	» Declared 3Q'25 regular distribution of $0.40 per share on August 5, 2025 » On July 15th we announced an investment in SG Credit Partners, a leading lower middle market credit platform. The investment, structured as an $80 million term loan facility, a $34 million delayed draw term loan, also included an equity investment of $12 million. » The interest rate on the debt investments is 11%

[1]Annualized dividend yield is calculated by dividing the declared dividend per share by the net asset value per share at the end of the quarter and annualizing such amount over four quarterly periods. There can be no assurance that the same dividend yield will be achieved.
[2]Actual yields earned over the life of investments could be materially different from the yields presented herein.
[3]Excludes investments in broadly syndicated loans; as of June 30, 2025, KBDC held $179 million of such investments (fair value), representing ~8% of total fair market value of investments.
[4]Excludes investments on watchlist.
[5]Calculated as a percentage of total debt investments at fair value.

KAYNE ANDERSON

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5 CONFIDENTIAL 5 Team Expertise Unique Sourcing D iverse Portfolio Risk Management Shareholder Focus Executive Summary Investment Highlights Kayne Anderson BDC 2 3 4 5 6 Focus on core middle market in defensive, stable industries Experienced, long tenured leadership and investment team Execution framework driven by credit selectivity and quality Conservative portfolio of senior secured, PE backed, 1 st lien loans Active portfolio management and risk monitoring Investor alignment through market friendly fee structure » » » » » » » Value Lending 1

KBDC Portfolio Overview

At-a-Glance

- Scaled, differentiated BDC via focus on core middle market ($10-$75+ million of EBITDA)
- Target market and credit selection process facilitates: (i) conservative structures (first lien, lower leverage) in (ii) private equity-backed businesses with (iii) financial maintenance covenants generating (iv) attractive yields

KBDC OVERVIEW (JUNE 30, 2025)

$2.2bn *Portfolio Fair Value ($2.5bn commitments)* ***(Q1: $2.2bn FV / $2.4bn commitments)***	**~98%** *First Lien Senior Secured* ***(Q1: ~98%)***	**114** *Portfolio Companies* ***(Q1: 116)***	**100%** *Financial Maint. Covenants[1]* ***(Q1: 100%)***	**1.6%** *FV Debt on Non-Accrual* ***(Q1: 1.6%)***
99% *PE Sponsored Companies[1]* ***(Q1: 99%)***	**~10.4%** *Wtd. Avg. Portfolio Yield[2]* ***(Q1: ~10.4%)***	**4.3x** *Wtd. Avg. Net Leverage[3]* ***(Q1: 4.2x)***	**2.5x** *Wtd. Avg. Interest Coverage[3,4]* ***(Q1: 2.5x)***	**9.8%** *NII Yield[5]* ***(Q1: 9.8%)***

[1]Excludes investments in broadly syndicated loans and opportunistic investments; as of June 30, 2025, KBDC held $179 million of such investments (fair value), representing ~8% of total fair market value of investments.
[2]Weighted average yield of amortized cost of debt investments.
[3]Excludes investments on watchlist.
[4]Previously reported as 3.1x for Q1'25. Due to its unique structure, Cuisine Solutions is excluded from the weighted average calculation.
[5]NII yield is calculated by dividing annualized 2Q NII per share by NAV per share at June 30, 2025.

KAYNE ANDERSON | CONFIDENTIAL
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7 Executive Summary Key Financial Highlights 1 Yield on an annualized basis. ($000 except per share data) Jun 30, 2025 Mar 31, 2025 Dec 31, 2024 Sep 30, 2024 Jun 30, 2024 Net Investment Income $0.40 $0.40 $0.48 $0.52 $0.51 Net Realized and Unrealized Gains (Losses) ($0.05) ($0.09) $0.02 $0.01 ($0.05) Net Income (loss) $0.35 $0.31 $0.50 $0.53 $0.46 Net Asset Value $16.37 $16.51 $16.70 $16.70 $16.57 Annualized ROE (on Net Investment Income) 9.8% 9.7% 11.5% 12.5% 12.3% Annualized ROE (on Net Income) 8.6% 7.5% 12.0% 12.7% 11.1% Regular Distributions $0.40 $0.40 $0.40 $0.40 $0.40 Supplemental Distributions - - - - - Special Distributions $0.10 $0.10 $0.10 - - Total Distributions $0.50 $0.50 $0.50 $0.40 $0.40 Regular Distribution Yield (1) 9.8% 9.7% 9.6% 9.6% 9.7% Supplemental Distribution Yield (1) - - - - - Special Distribution Yield (1) 2.4% 2.4% 2.4% 0.0% 0.0% Total Distribution Yield 12.2% 12.1% 12.0% 9.6% 9.7% Total Debt $1,054,000 $1,015,500 $858,000 $788,000 $622,000 Net Assets $1,157,331 $1,176,559 $1,186,342 $1,186,205 $1,178,176 Debt-to-Equity at Quarter End 0.91x 0.86x 0.72x 0.66x 0.53x As of Date and for the Three Months Ended

PORTFOLIO OVERVIEW

Portfolio Overview

Key Statistics

KEY PORTFOLIO STATISTICS ($ IN MILLIONS)[1]

	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024
Portfolio Highlights					
Funded Investments at Fair Value	$2,175	$2,167	$1,995	$1,943	$1,847
Number of Portfolio Companies	114	116	110	110	106
Average Position Size at Fair Value ($)	$19.1	$18.7	$18.1	$17.7	$17.4
Average Position Size at Fair Value (%)	0.9%	0.9%	0.9%	0.9%	0.9%
Portfolio Composition (at fair value)					
First Lien	98%	98%	98%	98%	98%
Second Lien	0%	0%	0%	0%	0%
Subordinated	1%	1%	1%	1%	1%
Equity	1%	1%	1%	1%	1%
Loans by Interest Rate Type					
% Floating Rate Debt Investments	100.0%	100.0%	100.0%	100.0%	100.0%
% Fixed Rate Debt Investments	0.0%	0.0%	0.0%	0.0%	0.0%
Asset Level Yields (at fair value)					
Weighted Average Yield on Private Credit Loans	10.7%	10.8%	11.1%	11.9%	12.3%
Weighted Average Yield on Broadly Syndicated Loans [1]	6.9%	6.9%	7.1%	7.8%	8.3%
Weighted Average Yield on Debt Investments	10.4%	10.4%	10.6%	11.3%	11.7%
Non-accrual Debt Investments (at fair value)					
Non-accrual Investments	$34.5	$33.3	$25.0	$19.2	$18.9
Non-accrual Investments as a % of Debt Investments	1.6%	1.6%	1.3%	1.0%	1.0%
Number of Investments on Non-accrual	5	4	3	2	2

[1]As of 6/30/2025, KBDC held $179 million (fair value) of broadly syndicated loans across 16 borrowers.

KAYNE ANDERSON

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10 Suave 2.0% Paris Presents 1.9% MARS 1.9% Keany 1.8% CREO Group 1.8% Handgards 1.8% Vitesse 1.6% M2S 1.7% American Equipment 1.7% FreshEdge 1.6% All Others 82.2% Portfolio Overview Diversity (As of June 30, 2025) Note: Please see the Company’s filings with the SEC for more information about the Company’s portfolio 1 Calculated as a percentage of total debt investments at fair value. 2 In some instances, we have disclosed the borrower’s DBA name. 3 Calculated as a percentage of total fair value. BORROWER CONCENTRATION (1)(2) INDUSTRY CONCENTRATION INVESTMENT TYPE (3) 114 Borrowers (Avg Position: 0.9%) 24.3% 3.1% 4.3% 4.7% 5.0% 5.1% 8.6% 9.0% 9.5% 10.8% 15.5% All Others (17 Total) Aerospace & Defense Leisure Products Personal Care Products Professional Services Machinery Containers & Packaging Food Products Health Care Providers & Services Commercial Services & Supplies Trading Companies & Distributors

11 Portfolio Overview Asset Mix GROSS NEW COMMITMENTS ($M) (1) ASSET MIX AT END OF PERIOD (2) » KBDC committed approximately $129 million to new investments in 2Q’25 » Portfolio is 100% floating rate and nearly all first lien senior secured loans » Asset mix remains consistent at approximately 98% first lien senior secured ROLLING INVESTMENT ACTIVITY ($ IN MILLIONS) Note: Please see the Company’s filings with the SEC for more information about the Company’s portfolio. 1 Based on principal amount of investments and includes unfunded commitments. 2 Based on fair value of investments. 97% 98% 98% 98% 98% 98% 98% 2% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 0% 20% 40% 60% 80% 100% 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 First Lien Subordinated Debt Equity 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 Gross New Investment Commitments(1) $153 $463 $168 $183 $231 $340 $129 Investment Fundings (Private Credit) 184 147 136 184 207 294 129 Investment Fundings (BSL) - 302 26 - - - - Investment Fundings (Equity) - 1 1 1 2 1 - Investments Repaid or Sold (Private Credit) (97) (32) (41) (83) (139) (86) (72) Investments Repaid or Sold (BSL) - - (55) (2) (18) (27) (47) Investment Repaid (Equity) - - - - - (1) - Net Investment Activity 87$ 417$ 67$ 100$ 52$ 181$ 10$

FINANCIAL HIGHLIGHTS

13 $16.51 $0.81 ($0.00) ($0.06) ($0.40) ($0.40) ($0.10) $0.01 $16.37 $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 1Q'25 NAV Interest Income Realized Gain (Loss) Unrealized Gain (Loss) Operating Expenses Regular Distribution Special Distribution Share Repurchase 2Q'25 NAV Financial Highlights Net Asset Value NAV PER SHARE BRIDGE » NAV per share was lower by $0.14, primarily as a result of paying a special dividend in 2Q’25 of $0.10 per share and unrealized losses on the portfolio $0.06. 2Q'25: $0.50 total distribution

14 Financial Highlights Dividend History 1 Yields presented above calculated by dividing either (i) dividends or (ii) NII, as applicable by the net asset value per shar e a t the end of the quarter and annualizing such amount over four quarterly periods. 2 All amounts presented on a per share basis utilizing end of period share count. DIVIDEND HISTORY (2) DIVIDEND AND NII YIELD (1) » Prior to 2024 , KBDC did not distinguish between regular and supplemental or special distributions and generally distributed substantially all its income on a quarterly basis ▪ During 1 Q’ 24 , KBDC established a $ 0 . 40 per share regular dividend ▪ KBDC paid three special dividends on 12 / 20 / 24 , 3 / 18 / 25 and 6 / 24 / 25 following pre - IPO share lock - up expirations 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 NII Yield 13.2% 12.5% 12.3% 12.5% 11.5% 9.7% 9.8% Total Dividend Yield 12.9% 9.6% 9.7% 9.6% 12.0% 12.1% 12.2% $0.53 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.10 $0.10 $0.10 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 Base Dividend Special Dividend

BALANCE SHEET AND OPERATING RESULTS

16 Balance Sheet Summary ($000 except per share data) Jun 30, 2025 Mar 31, 2025 Dec 31, 2024 Sep 30, 2024 Jun 30, 2024 Assets Long-term investments (fair value) $2,174,640 $2,166,770 $1,995,143 $1,943,439 $1,847,058 Cash and Cash Equivalents 44,355 45,980 71,058 61,753 40,615 Receivable for sales of investments 14,813 - - - - Receivable for principal pmts. on invest. 615 220 540 501 5,280 Interest receivable 21,329 17,240 14,965 22,391 16,780 Prepaid expenses and other assets 239 290 958 161 117 Total Assets $2,255,991 $2,230,500 $2,082,664 $2,028,245 $1,909,850 Liabilities Debt $1,054,000 $1,015,500 $858,000 $788,000 $622,000 Unamortized debt issuance costs (11,527) (12,461) (9,875) (8,511) (9,448) Payable for investments purchased - - - 17,397 72,322 Shares repurchased payable 193 144 - 10 - Distributions payable 28,291 28,514 28,424 28,420 28,446 Management fee payable 4,624 3,848 3,712 3,573 3,780 Incentive fee payable 4,452 4,490 - - - Accrued expenses and other liabilities 18,627 13,906 16,061 13,151 14,574 Total Liabilities $1,098,660 $1,053,941 $896,322 $842,040 $731,674 Net Assets: Common Shares 71 71 71 71 71 Additional paid-in capital 1,147,270 1,156,039 1,152,396 1,153,001 1,154,108 Total distributable earnings (deficit) 9,990 20,449 33,875 33,133 23,997 Total Net Assets $1,157,331 $1,176,559 $1,186,342 $1,186,205 $1,178,176 Total Liabilities and Net Assets $2,255,991 $2,230,500 $2,082,664 $2,028,245 $1,909,850 Net Asset Value Per Common Share $16.37 $16.51 $16.70 $16.70 $16.57 Debt to equity at quarter end 0.91x 0.86x 0.72x 0.66x 0.53x Average debt to equity 0.87x 0.79x 0.69x 0.62x 0.57x

17 Operating Results Summary ($000 except per share data) Jun 30, 2025 Mar 31, 2025 Dec 31, 2024 Sep 30, 2024 Jun 30, 2024 Investment income: Interest and dividend income $57,298 $55,245 $56,340 $57,819 $52,453 Total investment income $57,298 $55,245 $56,340 $57,819 $52,453 Expenses: Management fees 5,412 5,131 4,950 4,764 4,251 Incentive fees 4,452 4,490 5,104 5,605 4,109 Interest expense 18,384 17,125 16,552 16,069 13,239 Other general and admin. expenses 1,129 1,084 1,228 1,124 1,041 Excise tax expense (benefit) - (43) 825 - - Total expenses $29,377 $27,787 $28,659 $27,562 $22,640 Management fee waiver (788) (1,283) (1,238) (1,191) (471) Incentive fee waiver - - (5,104) (5,605) (4,109) Net expenses $28,589 $26,504 $22,317 $20,766 $18,060 Net investment income $28,709 $28,741 $34,023 $37,053 $34,393 Net realized gains (losses) (10) 566 708 - (138) Net change in unrealized gains (losses) (3,471) (6,511) 1,435 503 (3,075) Income tax (expense) benefit (318) (581) (717) - - Net increase in net assets resulting from operations $24,910 $22,215 $35,449 $37,556 $31,180 Net investment income per share $0.40 $0.40 $0.48 $0.52 $0.51 Earnings per share $0.35 $0.31 $0.50 $0.53 $0.46 Weighted average shares outstanding 70,901,688 71,234,684 71,032,941 71,083,885 67,426,904 For the Three Months Ended

18 Balance Sheet and Liquidity Financing Profile Note: Commitment and drawn amounts are as of June 30, 2025. 1 Includes amortization of debt issuance and monitoring costs. DEBT FUNDING MIX ($M) FINANCING PER QUARTER ($M) » KBDC has diverse and adequate sources of liquidity to achieve its target debt - to - equity ratio of 1.00x to 1.25x » Debt capital is comprised of the following committed credit facilities and senior unsecured notes outstanding Commitment Drawn Availability Pricing Maturity Corporate Facility $400.0 $224.0 $176.0 S + 2.10% November 22, 2029 Funding Facility 675.0 574.0 101.0 S + 2.15% February 13, 2030 Funding Faclity II 250.0 181.0 69.0 S + 2.25% December 22, 2029 Series A Notes 25.0 25.0 - 8.65% June 30, 2027 Series B Notes 50.0 50.0 - 8.74% June 30, 2028 Total $1,400.0 $1,054.0 $346.0 $569 $731 $817 $928 $1,014 9.3% 8.6% 7.9% 7.4% 7.2% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% $0 $200 $400 $600 $800 $1,000 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 Average Daily Borrowing Average Interest Rate